Filed under Rule 497(e)

Registration No. 33-52742

SunAmerica Series Trust

SA Schroders VCP Global Allocation Portfolio

(the “Portfolio”)

Supplement dated June 13, 2019 to the Portfolio’s

Prospectus dated May 1, 2019, as supplemented and amended to date

The following change to the Prospectus is effective June 13, 2019:

In the section entitled “Portfolio Summary – Principal Investment Strategies of the Portfolio,” the third paragraph is deleted in its entirety and replaced with the following:

The equity securities in which the Portfolio intends to invest, or obtain exposure to, include common and preferred stocks, warrants and convertible securities. The Portfolio may invest in, or obtain exposure to, equity securities of companies of any market capitalization. The foreign equity securities in which the Portfolio intends to invest, or obtain exposure to, may be denominated in U.S. dollars or foreign currencies and may be currency hedged or unhedged. The Portfolio will limit its investments in equity securities of emerging market issuers to 10% of its net assets.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.